UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2021

BC Partners Lending Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	814-01269	82-4654271
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Madison Avenue New York, New York		10022
(Address of Principal Executive Officers)		(Zip Code)

(212) 891-2880

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 12, 2021, BC Partners Lending Corporation (the “Company”), through a wholly-owned, special-purpose, bankruptcy-remote subsidiary, Great Lakes BCPL Funding Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Subsidiary”), amended an existing debt financing facility (as amended, the “Second A&R Facility”) with UBS AG, London Branch (“UBS”), pursuant to which the amount that may be made available to the Company to fund investments in loans and other corporate debt securities (the “Portfolio Assets”) and for other general corporate purposes was increased from $50,000,000 to $75,000,000.

In connection with the Second A&R Facility, the Subsidiary entered into a Supplemental Indenture, dated as of March 12, 2021, to which the Second Amended and Restated Indenture, dated as of March 12, 2021 (the “Second A&R Indenture”), with U.S. Bank National Association, as trustee (“U.S. Bank”), forms a part. The Second A&R Indenture amends the Amended and Restated Indenture, dated as of August 14, 2020 (the “Existing Indenture”), to, in part, expand the asset eligibility criteria and allow for the issuance of additional Class A Notes. Pursuant to the Second A&R Indenture, the Subsidiary issued additional Class A Notes which were purchased by the Company pursuant to a Subscription Agreement between the Company and the Subsidiary, dated as of March 12, 2021. The obligations of the Subsidiary under the additional Class A Notes are secured by the Portfolio Assets to be sold by the Company to the Subsidiary from time to time pursuant to the A&R Issuer Sale and Contribution Agreement (as defined below). Any principal on the additional Class A Notes will be due and payable on December 18, 2029. As with the previously issued Class A Notes, the additional Class A Notes do not provide for interest payments.

Also in connection with the Second A&R Facility, the Company entered into a Second Amended and Restated Confirmation with UBS, dated as of March 12, 2021 (the “Second A&R Confirmation”), which supplements and is subject to the SIFMA/ICMA Global Master Repurchase Agreement (2011 version), dated as of December 12, 2019, between the Company and UBS (including any annexes thereto, the “GMRA”, and such GMRA, together with the Second A&R Confirmation, the “Second A&R Repurchase Agreement”), to amend the Amended and Restated Confirmation, dated as of August 14, 2020 (the “Existing Confirmation”, and the GMRA, together with the Existing Confirmation, the “Existing Repurchase Agreement”). Pursuant to the Existing Repurchase Agreement, UBS purchased Class A Notes held by the Company for an aggregate purchase price of $50,000,000. Pursuant to the Second A&R Repurchase Agreement, the Company may transfer to UBS additional Class A Notes for an aggregate purchase price of up to $25,000,000. The scheduled repurchase date under the Second A&R Confirmation is December 19, 2023. The other material commercial terms of the Existing Confirmation, including the pricing rate and spread, remain unchanged.

In addition, the Company, the Subsidiary and U.S. Bank have entered into an Amended and Restated Issuer Sale and Contribution Agreement, dated as of March 12, 2021 (the “A&R Issuer Sale and Contribution Agreement”), pursuant to which the Company has agreed to, in part, purchase Class A Notes in exchange for additional Portfolio Assets and cash.

Amounts outstanding under the Second A&R Facility will be considered borrowings of the Company for purposes of complying with the asset coverage requirements under the 1940 Act applicable to business development companies.

The description above is only a summary of the material provisions of the Facility Amendment and is qualified in its entirety by reference to a copy of the Facility Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm

On March 11, 2021, the Board of Directors (the “Board”) of the Company approved, based on the recommendation of the Company’s Audit Committee (the “Audit Committee”), the dismissal of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm, effective immediately following the completion of its audit of the Company’s financial statements as of and for the year ended December 31, 2020 and the issuance of its report thereon on March 11, 2021.

The audit reports of KPMG on the Company’s consolidated financial statements as of December 31, 2020 and 2019, and for the fiscal year ended December 31, 2020 and for the period from October 2, 2019 (commencement of operations) to December 31, 2019 did not contain an adverse opinion or a disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from October 2, 2019 to December 31, 2019 and year ended December 31, 2020, and through March 11, 2021, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its audit report, and there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided KPMG with a copy of the foregoing disclosures and has requested that KPMG furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether KPMG agrees with the above statements. A copy of KPMG’s letter dated March 16, 2021 is filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of new independent registered public accounting firm

Based on the recommendation of the Audit Committee, the Board engaged Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s independent registered public accounting firm, effective immediately upon the dismissal of KPMG as the Company’s independent registered public accounting firm.

During the period from October 2, 2019 to December 31, 2019 and the year ended December 31, 2020 and through March 11, 2021, neither the Company nor anyone on its behalf consulted with Deloitte regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

4.1	Supplemental Indenture dated as of March 12, 2021, by and among Great Lakes BCPL Funding Ltd. and U.S. Bank National Association

4.2	Second Amended and Restated Indenture, dated as of March 12, 2021, between Great Lakes BCPL Funding Ltd. and U.S. Bank National Association

4.3	Exhibits to Second Amended and Restated Indenture, dated as of March 12, 2021, between Great Lakes BCPL Funding Ltd. and U.S. Bank National Association

4.4	Rule 144A Global Note Representing Class A Notes Due 2029

4.5	Regulation S Global Note Representing Class A Notes Due 2029

10.1	Subscription Agreement, dated as of March 12, 2021

10.2	Second Amended and Restated Confirmation in respect of Repurchase Transactions, dated as of March 12, 2021

10.3	Amended and Restated Issuer Sale and Contribution Agreement, dated as of March 12, 2021

16.1	Letter furnished by KPMG LLP, dated March 16, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2021	By:	/s/ Jason T. Roos
	Name:	Jason T. Roos
	Title:	Chief Financial Officer